UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 8, 2003

BAY VIEW CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-14879	94-3078031

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, California	94404

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 312-7200

N/A

(Former name, former address, and former fiscal year, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 5. Other Events

     In a press release dated August 8, 2003, Bay View Capital Corporation (the “Company”) announced that it is sending a notice offering optional redemption of its Trust Preferred Capital Securities. Under this optional redemption offer, each holder of the Capital Securities may elect to redeem shares of the Capital Securities at a price of $25.00 per Capital Security plus accrued and unpaid distributions through the date of redemption.

     The offer of optional redemption is pursuant to the Amended and Restated Declaration of Trust, as amended on November 1, 2002, and approved by holders of the Capital Securities on October 3, 2002. The notice will be sent to holders of record as of August 5, 2003. The offer expires on September 8, 2003.

     Attached as Exhibit 99.1 and incorporated herein by reference to this Form 8-K is a copy of the Company’s press release dated August 8, 2003.

Item 7. Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press release issued by Bay View Capital Corporation on August 8, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY VIEW CAPITAL CORPORATION

Registrant

DATE: August 11, 2003	BY:	/s/ John Okubo

John Okubo
Executive Vice President and Chief Financial Officer